SUPPLEMENT DATED MARCH 31, 2009
TO THE PROSPECTUS FOR PACIFIC LIFE FUNDS DATED JULY 1, 2008

This supplement revises the Pacific Life Funds prospectus dated July 1, 2008, as supplemented (together, the “Prospectus”) and must be preceded or accompanied by the Prospectus. Remember to review the Prospectus for other important information.

Effective July 1, 2009, UBS Global Asset Management (Americas) Inc. (UBS) will become the manager of the PL Large-Cap Growth Fund pursuant to approval by Pacific Life Funds’ Board of Trustees, including a majority of independent trustees, at its meeting held on March 18, 2009. In order to facilitate these changes, a portion of the fund’s holdings will be sold and new investments purchased in accordance with recommendations by the new manager. Pacific Life Fund Advisors LLC (PLFA), the investment adviser to Pacific Life Funds, may begin this transitioning prior to July 1, 2009. PLFA and/or the fund may retain a transitioning agent in order to minimize the transaction costs associated with the purchase and sale of portfolio holdings in connection with this transitioning. Certain investment policies and strategies of the PL Large-Cap Growth Fund will change at that time, as described below:

•	The definition of large-capitalization companies, currently those which are included in the Russell 1000 Growth Index, will change to those companies with a market capitalization of $3 billion or more.

•	The current 20% limitation of the fund’s assets that may be invested in foreign securities will remain the same; however, the limitation no longer excludes Canadian issuers.

•	The fund may continue to enter into foreign currency transactions and invest in restricted securities, but these transactions are no longer principal investment strategies of the fund.

The investment policies and strategies of the PL Large-Cap Growth Fund that take effect July 1, 2009, are described below:

This fund is not available to new investors.

Investment goal — seeks long-term growth of capital; current income is of secondary importance.

Main investments — invests at least 80% of its assets in equity securities of large-capitalization companies. The manager generally defines large-capitalization companies as those with a market capitalization of $3 billion or more. The fund primarily invests in large-capitalization stocks of U.S. companies, including preferred stocks, that the manager believes can sustain above average returns on invested capital at a higher level and over a longer period of time than reflected in current market prices. The fund normally concentrates its investments in 35-55 stocks. The fund may also invest up to 20% of its assets in foreign securities of any size, including emerging market countries.

In selecting securities, the manager seeks to invest in companies that possess dominant market positions or franchises, a major technological edge, or a unique competitive advantage. To achieve this goal, the manager will consider a company’s earnings revision trends, expected earnings growth rates, sales acceleration, price earnings multiples and positive stock price momentum.

The manager may use derivatives (such as options and futures contracts) for hedging purposes, as a substitute for securities, to increase returns, currency hedging or risk management, or to otherwise help achieve the fund’s investment goal.

Risks — may be affected by the following risks, among others:

•	price volatility
•	foreign investments and currency
•	emerging market countries
•	derivatives and synthetics

Please refer to Risks and risk definitions beginning on page 8 of the Prospectus for additional information.

UBS is an indirect, wholly-owned subsidiary of UBS AG and a member of the UBS Global Asset Management Division. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry. As of December 31, 2008, UBS’ total assets under management, including its affiliates, were approximately $539 billion.

Each of the team members listed below will be jointly and primarily responsible for the day-to-day management of the fund.

Lawrence G. Kemp (Since 2009)	Managing director of UBS since 2005 and lead portfolio manager of UBS since 2002. Mr. Kemp was executive director of UBS prior to being promoted to his current position. He has over 20 years of investment experience and has a BA from Stanford University and an MBA from the University of Chicago.

Phil Ruvinsky (Since 2009)	Executive director of UBS since 2009, portfolio manager and equity analyst of UBS since 2003. Mr. Ruvinsky was director of UBS from 2005 to 2009 and associate director from 2003 to 2005. He has over 11 years of investment experience and has a BA from The University of Texas at Austin, an MBA from Columbia Business School and a JD from the University of Michigan Law School.

They are assisted by the UBS U.S. Large Cap Growth Team.

Form No. PLFSUP309